                                                                      Exhibit 24
                               POWER OF ATTORNEY



              The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                                  /s/ Robert W. Cardy
                                                -------------------------
                                                    ROBERT W. CARDY

                                                                      Exhibit 24
                               POWER OF ATTORNEY



              The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                            /s/  Carlton E. Hughes
                                         ----------------------------
                                                  CARLTON E. HUGHES

                                                                      Exhibit 24
                               POWER OF ATTORNEY



              The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                             /s/ Ernest E. Jones
                                          -------------------------
                                                 ERNEST E. JONES

                                                                      Exhibit 24
                               POWER OF ATTORNEY



              The undersigned does hereby constitute and appoint:


                               TERRENCE A. LARSEN
                                     AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ Herbert Lotman
                                       -------------------------
                                            HERBERT LOTMAN

                                                                      Exhibit 24
                               POWER OF ATTORNEY



              The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ George V. Lynstt
                                       -------------------------
                                            GEORGE V. LYNSTT

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ Samuel A. McCullough
                                        ----------------------------
                                             SAMUEL A. McCULLOUGH

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                               TERRENCE A. LARSEN
                                     AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                        /s/ Patrice A. McFate
                                      ---------------------------
                                             PATRICE A. MCFATE

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ James M. Seabrook, Sr.
                                       ------------------------------
                                              JAMES M. SEABROOK, SR.

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ Raymond W. Smith
                                       ---------------------------
                                            RAYMOND W. SMITH

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                        /s/ George Strawbridge, Jr.
                                      -------------------------------
                                            GEORGE STRAWBRIDGE, JR.

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                          /s/ Peter S. Strawbridge
                                       -----------------------------
                                              PETER S. STRAWBRIDGE

                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned does hereby constitute and appoint:


                              TERRENCE A. LARSEN
                                    AND/OR
                            CHARLES L. COLTMAN, III


and each of them, his attorney to do any and all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Meridian Bancorp, Inc. Savings Plan as well as interests in the Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of April , 1996.
- -----        -------



                                                    /s/ Judith M. Von Seldeneck
                                                  ------------------------------
                                                        JUDITH M. VON SELDENECK